UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2026

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Exchange Agreements

On February 18, 2026 (the “Exchange Date”), Granite Construction Incorporated (the “Company”) entered into separate and privately negotiated agreements (the “Exchange Agreements”) with a limited number of holders of the Company’s outstanding 3.75% Convertible Senior Notes due 2028 (the “3.75% Convertible Notes”) pursuant to which the Company agreed to exchange $100 million aggregate principal amount of the 3.75% Convertible Notes for cash and stock (if any) consideration (such notes, the “Exchanged Notes,” and each such transaction, a “Note Exchange Transaction”). The total consideration and the respective cash and stock (if any) portions of the consideration for the Note Exchange Transactions will be based, in part, on the per share volume-weighted average price of the Company’s common stock during a 15 trading-day measurement period beginning on February 18, 2026 (the “Measurement Period”). Unless the average per share daily volume-weighted average price of the Company’s common stock is greater than $140.00 over the Measurement Period, the entirety of the consideration for the Note Exchange Transactions will be paid in cash. If the average daily volume-weighted average price of the Company’s common stock is greater than $140.00 over the Measurement Period, however, then a portion of the consideration owed in respect of the Exchanged Notes will be satisfied through the delivery of common stock of the Company. Assuming the per share volume-weighted average price of the Company’s common stock during each day of the Measurement Period is $128.61, the closing price of the Company’s common stock on February 17, 2026, the trading day immediately preceding the Exchange Date, the total purchase price would be approximately $283 million, inclusive of accrued and unpaid interest on the Exchanged Notes, and would be paid entirely in cash. The Note Exchange Transactions are subject to customary closing conditions. All Exchanged Notes will be canceled promptly following the closing of the Note Exchange Transactions. Following the closing of the Note Exchange Transactions, the Company is expected to have $273.75 million aggregate principal amount of 3.75% Convertible Notes outstanding, and the Note Exchange Transactions are expected to have the effect of removing approximately 2.2 million shares from the Company’s diluted share count, which may be partially offset by any shares that will be issued as a portion of the consideration for the Note Exchange Transactions.

The foregoing description of the Exchange Agreements does not purport to be complete and is qualified in its entirety to the full text of the form of Exchange Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Unwind Agreements

In connection with the Note Exchange Transactions, on February 18, 2026, the Company entered into partial unwind agreements (the “Unwind Agreements”) with certain financial institutions (the “Capped Call Counterparties”) to unwind a portion of the capped call transactions that were entered into in connection with the offering of the 3.75% Convertible Notes. The Unwind Agreements relate to a number of call options corresponding to the number of Exchanged Notes. Pursuant to the Unwind Agreements, the Capped Call Counterparties will pay to the Company an amount of cash in respect of the capped call transactions being unwound thereunder, which amount will be determined based upon the volume-weighted average price per share of the Company’s common stock during an averaging period beginning on February 18, 2026.

HudsonWest LLC, a full-service independent equity derivatives and convertible securities advisory firm, acted as financial advisor to the Company with respect to the Note Exchange Transactions and the Unwind Agreements.

Item 1.02 Termination of a Material Definitive Agreement.
The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Unwind Agreements is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The Company will issue any common stock to the holders of the 3.75% Convertible Notes pursuant to the Note Exchange Transactions, if applicable, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933. The Company relied on this exemption from registration based in part on representations made by the holders of the 3.75% Convertible Notes.

Forward-Looking Statements
Any statements contained in this Current Report on Form 8-K that are not based on historical facts, including statements about the expected closing of the Note Exchange Transactions and the Unwind Agreements, cancellation of the Exchanged Notes, and the potential impact of the Note Exchange Transactions constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by words such as “expects,” “estimates,” “intends,” “plans,” “potential,” “may,” “will,” “could,” “would” and the negatives thereof or other comparable terminology or by the context in which they are made. These forward-looking statements are based on management’s current beliefs, assumptions and estimates. These expectations may or may not be realized. Some of these expectations may be based on beliefs, assumptions or estimates that may prove to be incorrect. In addition, the Company’s business and operations involve numerous risks and uncertainties, many of which are beyond the Company’s control, which could result in the Company’s expectations not being realized or otherwise materially affect the Company’s business, financial condition, results of operations, cash flows and liquidity. Such risks and uncertainties include, but are not limited to, the effects of entering into the Note Exchange Transactions and the Unwind Agreements, and those described in greater detail in the Company’s filings with the Securities and Exchange Commission, particularly those described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Due to the inherent risks and uncertainties associated with the Company’s forward-looking statements, the reader is cautioned not to place undue reliance on them. The reader is also cautioned that the forward-looking statements contained herein speak only as of the date of this Current Report on Form 8-K and, except as required by law; the Company undertakes no obligation to revise or update any forward-looking statements for any reason.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Form of Exchange Agreement, dated as of February 18, 2026, by and between Granite Construction Incorporated and the applicable noteholder
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ Staci M. Woolsey
Staci M. Woolsey
Executive Vice President, Chief Financial Officer

Date: February 18, 2026